UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) September 17, 2004
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                           Global Resource Corporation
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             (Exact name of registrant as specified in its charter)

           Nevada                     333-51058                  84-1565820
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(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)

   9444 Waples Street, Suite 290, San Diego, California           92121
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         (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code:  (858) 646-7410


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

         ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         1. WELL RENEWAL, LLC. Effective January 11, 2005, we entered into an operating agreement with Well Renewal, Inc., an Oklahoma corporation, for the operation and management of Well Renewal, LLC, a newly formed Nevada limited liability company. Well Renewal, LLC was formed to obtain revenues via the management and operation of thirty oil wells located in various locations in Oklahoma by utilizing a nitrogen and carbon dioxide gas injection unit to "pump up" and re-pressure the wells to increase oil output. Our capital contribution to Well Renewal, LLC was $150,000 for a fifty percent membership interest. Well Renewal, Inc.'s capital contribution to Well Renewal, LLC was comprised of (i) the assignment and sale of a NCO2 Injection Machine, and (ii) the assignment and sale of various leases held by Well Renewal, Inc., for a fifty percent membership interest.

         Under the terms of the operating agreement, Well Renewal, Inc. is the managing member of Well Renewal, LLC and will operate the oil wells.

         2. From October, 2004 to January, 2005, we issued convertible debentures in the aggregate principal amount of $155,000 in a private placement. The notes are due approximately five (5) months after issuance and bear interest at a rate of eight percent (8%). The notes are convertible into shares of our common stock, at the option of either us or the holder of the note, at a floating conversion price of fifty percent (50%) of the closing bid price per share on the day of conversion, or at the lowest price allowable as set by us in an effective registration statement or exemption notification as filed with the Securities and Exchange Commission. We are obligated to register the resale of the shares of common stock issuable upon conversion of the debenture under the Securities Act of 1933, as amended, or to otherwise provide an acceptable exemption to registration under Regulation E of the Securities Act of 1933, as amended.

         ITEM 1.02         TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

         Not applicable.

         ITEM 1.03         BANKRUPTCY OR RECEIVERSHIP.

         Not applicable.

SECTION 2 - FINANCIAL INFORMATION

         ITEM 2.01         COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

         See Item 1.01(1) above regarding acquisition of 50% limited liability company interest in Well Renewal, LLC.

         ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         Not applicable.

         Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

         Not applicable

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         ITEM 2.04 TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT
FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

         Not applicable.

         ITEM 2.05         COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

         Not applicable.

         ITEM 2.06         MATERIAL IMPAIRMENTS.

         Not applicable.

SECTION 3 - SECURITIES AND TRADING MARKETS

         ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD: TRANSFER OF LISTING.

         Not applicable.

         ITEM 3.02         UNREGISTERED SALES OF EQUITY SECURITIES.

         In September 2004, we commenced an offering of our common stock pursuant to Regulation E of the Securities Act of 1933, as amended. Pursuant to this offering, holders of the debentures referenced in Item 1.01(2) above have converted, in the aggregate, approximately $31,000 of principal and interest due under the debentures into an aggregate of 4,815,000 shares of our common stock.

         ITEM 3.03         MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

         Not applicable.

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

         ITEM 4.01         CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not applicable.

         ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

         Not applicable.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

         ITEM 5.01         CHANGES IN CONTROL OF REGISTRANT.

         Not applicable.

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

         ITEM 5.02         DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;
ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         On September 15, 2004, our board of directors appointed Jimmy Villalobos as our President, replacing Richard Mangiarelli, who resigned as President but remains as our Chief Executive Officer. The following is a brief summary of the business experience of Mr. Villalobos:

         Jimmy Villalobos, President. Mr. Villalobos is 51 years of age. Mr. Villalobos has over 30 years experience in the area of Investment Banking and Management. Past positions include CEO of several regional brokerage firms located in Southern California. Mr. Villalobos has worked extensively with multinational brokerage firms in syndicating underwritings and has guided dozens of companies in the capital formation process as well as the process of going public.

         ITEM 5.03         AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS:
CHANGE IN FISCAL YEAR.

         1. SERIES A PREFERRED STOCK. On January 20, 2005, our board of directors designated a series of preferred stock to be known as Series A Convertible Preferred Stock, $0.001 par value per share. Each share of Series A Convertible Preferred Stock is convertible into such number of fully paid and nonassessable shares of our common stock as is determined by dividing $0.001 by the Series A Conversion Price and then multiplying such quotient by the number of shares of Series A Preferred Stock to be converted. The Series A Conversion Price at which shares of common stock shall be deliverable upon conversion without the payment of any additional consideration by the holder thereof is initially $0.001. The Series A Conversion price is subject to adjustment in the event of a stock split, reclassification, stock dividend, merger, reorganization, or for other dividends and distributions, but is not subject to adjustment in the event of a reverse stock split.

         The holders of Series A Preferred Stock are not entitled to receive dividends or other distributions with the holders of our common stock. In the event of a liquidation, our assets that are available for distribution to our stockholders shall be distributed pro rata to the holders of our common stock and Series A Preferred Stock (on an "as-converted" basis).

         Each holder of Series A Preferred Stock is entitled to notice of any meeting of the stockholders in accordance our bylaws. The holders of the Series A Preferred Stock and the holders of the Common Stock shall vote together as a single class, with each holder of Series A Preferred Stock having a number of votes that is equal to the number of whole shares of Common Stock into which such holder's shares of Series A Preferred Stock are then convertible. In addition, the holders of a majority of Series A Preferred Stock, voting together as a single class, shall have the right to elect four of the six members of our board of directors.

         2. AMENDMENT TO PAR VALUE. On February 14, 2005, we amended our articles of incorporation to reduce the par value of our common stock and preferred stock to $0.000001 per share.

         ITEM 5.04 TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT PLANS.

         Not applicable.

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         ITEM 5.05         AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR
WAIVER OF A PROVISION OF THE CODE OF ETHICS.

         On September 17, 2004, we adopted our code of ethics, a copy of which is set forth in Exhibit 14.1 attached hereto.

SECTION 6 - [RESERVED]

         Not applicable.

SECTION 7 - REGULATION FD

         Item 7.01         Regulation FD Disclosure.

         Not applicable.

SECTION 8 - OTHER EVENTS

         Item 8.01         Other Events.

         CHANGE IN ADDRESS OF PRINCIPAL EXECUTIVE OFFICE. We have moved our principal executive offices to the following address:

         Global Resource Corporation
         9444 Waples Street, Suite 290
         San Diego, California 92121
         (858) 646-7410

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

         ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of Businesses Acquired.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits.

                  Ex. #    Description

                  3.1 Certificate of Designation of the Rights and Preferences of the Series A Preferred Stock

                  4.1      Form of Convertible Debenture

                  10.1     Operating Agreement for Well Renewal, LLC

                  14.1     Code of Ethics

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 GLOBAL RESOURCE CORPORATION
                                 (Registrant)


Date:  February 22, 2005         By: /s/ Richard Mangiarelli
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                                    Richard Mangiarelli, Chief Executive Officer




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